Exhibit 10.1

AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT AND
AMENDMENT NO. 6 TO CREDIT AGREEMENT

This Amendment No. 1 to Forbearance Agreement and Amendment No. 6 to Credit Agreement (this “Amendment”) dated as of July 30, 2023, is among Baudax Bio, Inc., a Pennsylvania corporation (“Borrower”), Baudax Bio N.A. LLC, a Delaware limited liability company (“Baudax LLC”), Baudax Bio Limited, a private company incorporated under the laws of Ireland limited by shares having company number 562027 (“Baudax Limited”), TeraImmune, LLC, a Delaware limited liability company (“TeraImmune” and together with Baudax LLC and Baudax Limited, collectively, the “Guarantors” and, together with the Borrower, the “Loan Parties”), Wilmington Trust, National Association, not individually, but solely in its capacity as administrative and collateral agent for the Lender (the “Agent”) and the Lender party hereto (constituting the only Lender under the Credit Agreement (as defined below)).

WHEREAS, the Borrower, Baudax LLC, Baudax Limited, the Lender and the Agent are party to that certain Forbearance Agreement, dated as of June 29, 2023, (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, collectively, the “Forbearance Agreement”);

WHEREAS, the Borrower, the Lender and the Agent are party to that certain Credit Agreement, dated as of May 29, 2020, as amended by that certain Amendment No. 1 and Waiver to Credit Agreement, dated as of August 1, 2022, that certain Amendment No. 2 to Credit Agreement, dated as of October 24, 2022, that certain Amendment No. 3 to Credit Agreement, dated as of November 30, 2022, that certain Amendment No. 4 to Credit Agreement, dated as of January 5, 2023, that certain Amendment No. 5 and Consent to Credit Agreement, dated as of March 29, 2023 and the Forbearance Agreement (as it may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, collectively, the “Credit Agreement”), pursuant to which the Lender agreed to make loans to the Borrower on the terms set forth therein;

WHEREAS, the Loan Parties are requesting that the Agent and Lender agree to make certain amendments to the Forbearance Agreement and Credit Agreement, each as described herein, and the Agent and the Lender are willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Forbearance Agreement or Credit Agreement, as applicable. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.
Amendments to Credit Agreement. Upon the effectiveness of this Amendment, the Credit Agreement is hereby amended as follows:

(a)
Section 7.17.1 of the Credit Agreement is amended and restated in its entirety as follows:

“7.17.1 Liquidity Accounts. From and after August 31, 2023, not suffer or permit the aggregate amount of cash in the Liquidity Accounts to be less than $1,000,000 at any time.

(b)
Section 7 of the Credit Agreement is amended by adding in a new Section 7.21 as follows:

“7.21 Notwithstanding any other obligations of the Loan Parties and their Subsidiaries hereunder, except to the extent the aggregate principal amount of Loans outstanding is less than $1,500,000, no Loan Party shall pay any retention, completion or performance bonus or any other performance based compensation amount to any of any Loan Party’s employees, managers, officers or directors, or, in each case, Affiliates thereof, except (i) to the extent approved in writing by the Lender (in its sole discretion) or (ii) bonus payments in an aggregate amount not to exceed $25,000 to the extent that the Loan Parties have received gross cash proceeds in an aggregate amount not less than $3,000,000 from one or more equity raises consummated on or after July 28, 2023.”

3.
Amendments to Forbearance Agreement. Upon the effectiveness of this Amendment, the Forbearance Agreement is hereby amended as follows:

(a)
Section 2.2 of the Forbearance Agreement is amended by replacing “July 27, 2023” with “October 31, 2023”.

(b)
Section 5.4 of the Forbearance Agreement is amended by replacing “Within 14 calendar days after the Effective Date” with “On or prior to October 31, 2023”.

(c)
Section 5.6 of the Forbearance Agreement is amended and restated in its entirety as follows:

“5.6  All Subsidiaries of the Borrower that are not Loan Parties, including TeraImmune, shall transfer all of their cash and Cash Equivalent Investments to deposit accounts subject to a Control Agreement within 5 Business Days of the date hereof; provided that, TeraImmune shall be permitted to (i) maintain an account with account number x8386 with PNC Bank with a balance of not more than $100,000 as cash collateral for letters of credit issued in respect of lease obligations, and (ii) maintain an account with account number x7848 with PNC Bank exclusively used for payroll, payroll taxes and other employee wage and benefit amounts with a balance not to exceed at any time the amount required for one payroll period.”

4.
Conditions to Effectiveness. This Amendment shall become effective on the date (such date, the “Effective Date”) on which the following conditions are satisfied:

(a)	the Agent and the Lender shall have received counterpart signatures to this Amendment duly executed and delivered by the Loan Parties, the Agent and the Lender;

(b)
Agent and the Lender shall have received payment for all fees and reasonable and documented out-of-pocket expenses (to the extent Borrowers receive an invoice at least one (1) Business Day prior to the Effective Date) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and any other Loan Documents;

(c)
the Agent and the Lender shall have received a true, correct, and complete copy of (ii) TeraImmune’s certificate of formation, certified as of a recent date by the Secretary of State of the State of Delaware, and (ii) a good standing certificate for TeraImmune issued by the Secretary of State of the State of Delaware, in each case, in the name of “TeraImmune, LLC”; and

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(d)	the representations and warranties in Section 5 shall be true and correct.

5.
Representations and Warranties. The Loan Parties represent and warrant to the Lender and the Agent that, after giving effect to this Amendment:

(a)
The representations and warranties of the Loan Parties contained in the Forbearance Agreement are true, accurate and correct in all material respects (without duplication of any materiality qualifiers); provided, however, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects (without duplication of any materiality qualifiers) as of such date.

(b)
Except for the Specified Defaults referred to in the Forbearance Agreement and after giving effect to this Amendment, no Default or Event of Default under the Loan Documents has occurred and is continuing or would result from the effectiveness of this Amendment.

6.
No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment is limited to the matters specifically set forth herein and shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agent or the Lender under the Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Agent or the Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Loan Document.

7.
Waiver and Release. TO INDUCE THE AGENT AND THE LENDER TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH LOAN PARTY AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THEY:

(a)
WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF.

(b)
FOREVER RELEASE, RELIEVE AND DISCHARGE THE AGENT, THE LENDER AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.
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(c)
IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(d)
COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AMENDMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING.

(e)
REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

(f)
ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

8.
Expenses. The Loan Parties agree to pay all reasonable and documented out-of-pocket costs and expenses of the Agent and the Lender (including diligence costs, consulting fees and Costs) in connection with the transactions contemplated by this Amendment invoiced to the Borrower (including the reasonable and documented out-of-pocket fees and expenses of counsel to the Agent and the Lender incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and the other Loan Documents).

9.
Guarantor Reaffirmation. Each Guarantor hereby ratifies and reaffirms as of the date hereof the guarantee granted by it to the Agent for the benefit of the Lender under the Loan Documents and agrees and acknowledges that such guarantee shall continue and shall remain in full force and effect from and after the date hereof after giving effect from and after the date hereof, and the obligations guaranteed thereby shall include the Loan Parties’ obligations under the Loan Documents from and after the date hereof. Except as expressly provided herein, this Amendment shall not release, reduce or diminish any Loan Party’s obligations to the Agent and the Lender under the Loan Documents, or prejudice, alter or in any regard adversely affect the rights and remedies of the Agent or the Lender in respect thereof.
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10.
Reaffirmation of Security Interest. Except as expressly set forth in this Amendment (including, with respect to the Release), each Loan Party hereby (i) affirms that each of the security interests and liens granted in or pursuant to the Loan Documents are valid and subsisting and shall continue and shall remain in full force and effect from and after the date hereof and (ii) agree that this Amendment shall in no manner impair or otherwise adversely affect any of the security interests and liens granted in or pursuant to the Loan Documents.

11.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one agreement. Executed copies of the signature pages of this Amendment sent by facsimile or transmitted electronically shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment.

12.
Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

13.
Agent Authorization. The undersigned Lender, who constitutes the only Lender under the Credit Agreement, hereby (i) authorizes and directs the Agent to execute and deliver this Amendment and (ii) acknowledges and agrees that the Lender constitutes all of the Lenders necessary to direct the Agent to execute such documents; and (iii) acknowledges and agrees that the direction set forth in this Amendment constitutes an instruction, consent and request of the Lender under the Loan Documents, including Sections 9.3 and 9.7 of the Credit Agreement.

[Remainder of Page Intentionally Left Blank]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:

BAUDAX BIO, INC.

By:	/s/ Gerri Henwood
Name:	Gerri Henwood
Title:	President and Chief Executive Officer

GUARANTORS:

BAUDAX BIO N.A. LLC

By:	/s/ Gerri Henwood
Name:	Gerri Henwood
Title:	Director

BAUDAX BIO LIMITED

By:	/s/ Gerri Henwood
Name:	Gerri Henwood
Title:	Director

[Signature Page to Amendment No. 1 to Forbearance Agreement and Amendment No.6 to Credit Agreement]

TERAIMMUNE, LLC

By:	/s/ Jillian Dilmore
Name:	Jillian Dilmore
Title:	Chief Executive Officer and President

[Signature Page to Amendment No. 1 to Forbearance Agreement and Amendment No.6 to Credit Agreement]

AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By:	/s/ Andrew Lennon
Name:	Andrew Lennon
Title:	Assistant Vice President

[Signature Page to Amendment No. 1 to Forbearance Agreement and Amendment No. 6 to Credit Agreement]

LENDER:

MAM EAGLE LENDER, LLC

By:	/s/ Lou Hanover
Name:	Lou Hanover
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Forbearance Agreement and Amendment No. 6 to Credit Agreement]